UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2010 (August 2, 2010)

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its Certificate of Incorporation)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Drive Pekin, Illinois	61554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

Backstop Commitment Agreement

On August 2, 2010, Brigade Capital Management, LLC (“Brigade”) and Senator Investment Group LP (“Senator” and, together with Brigade, the “Backstop Purchasers”) entered into a commitment letter agreement with Aventine Renewable Energy Holdings, Inc. (“Aventine”) and its subsidiaries (the “Backstop Commitment Agreement”).  The Backstop Commitment Agreement provides that, to the extent less than all of the $50 million in aggregate principal amount of Aventine’s 13% Senior Secured Notes due 2015 (the “Notes”) offered in a private placement of the Notes (the “Placement”) are subscribed for, each Backstop Purchaser will, subject to certain conditions specified in the Backstop Commitment Agreement, purchase 66.67% and 33.33% of the remaining unsold Notes, respectively, up to an aggregate principal amount of $50 million, not purchased by other investors on or after August 15, 2010 until September 15, 2010, at which time the Backstop Purchasers will have the right to terminate the Backstop Commitment Agreement if the offering has not been consummated on or before such date.  In consideration for their commitment, the Backstop Purchasers are entitled to agreed upon compensation.

Aventine has agreed to indemnify and hold harmless the Backstop Purchasers and their affiliates from certain liabilities and to reimburse the Backstop Parties for certain reasonable expenses incurred.

Brigade and Senator are significant holders of Aventine’s common stock and Notes.  Two of Aventine’s directors, Carney Hawks and Douglas Silverman, are employees of Brigade and Senator, respectively.

Debt Commitment Letter

Concurrently, on August 2, 2010, Aventine entered into a commitment letter (the “Debt Commitment Letter”) with Citigroup Global Markets, Inc. (“Citi”), under which Citi has agreed, at a subsequent time, to use its best efforts to arrange a syndicate of lenders that will provide Aventine with a term loan of $175 million (the “Term Loan Facility”), and to act as lead arranger, bookrunner, administrative agent and collateral agent for the Term Loan Facility, on the terms and subject to the conditions set forth in the Debt Commitment Letter.  Consummation of the debt financing is subject to various conditions set forth in the Debt Commitment Letter, including the absence of certain “material adverse effects” with respect to Aventine and its subsidiaries, taken as a whole.

The Term Loan Facility will mature on the fifth anniversary of the closing date of the Term Loan Facility.  The Term Loan Facility will require Aventine to maintain a specified minimum liquidity and a specified maximum debt to capitalization ratio.  Additionally, the Term Loan Facility will contain other customary affirmative and negative covenants concerning the conduct of Aventine’s business operations.  The Term Loan Facility will also contain customary events of default.  Upon the occurrence of an event of default, Aventine’s obligations under the

Term Loan Facility may be accelerated and all indebtedness thereunder would become immediately due and payable.

In connection with the Term Loan Facility, Aventine intends to redeem the entire outstanding principal amount of the Notes at a redemption price of 105% of the principal amount, plus accrued and unpaid interest.

Item 7.01       Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as shall be expressly set forth by specific reference in such a filing.

Business Outlook

As previously disclosed on Current Report on Form 8-K filed June 15, 2010, Aventine anticipates acquiring the Canton, Illinois ethanol facility (the “Canton facility”) for which it has signed a letter of intent, sometime in the third quarter of 2010 for approximately $16.5 million.  However, Aventine has not entered into definitive documentation with respect to the Canton facility, has not reached a binding agreement with the seller on the terms of the acquisition (including with respect to the purchase price), and can give no assurances that the Canton facility will be acquired by the company at that purchase price or on terms favorable to Aventine, or at all.  If the Canton facility is acquired, Aventine expects to make capital expenditures of $7 million during the remainder of 2010 on the facility.

On June 29, 2010, Aventine temporarily shut down its dry mill plant in Aurora, Nebraska (NELLC) to make some mechanical improvements to the facility.  The shutdown was extended during this period of depressed margins to accelerate a required power outage at both facilities to complete some necessary electrical work for the Aurora West facility which is currently under construction.  Aventine expects the work to be completed the first week of August 2010 and the plant to become operational if margins have improved.

Item 8.01       Other Events.

Private Placement Offering

On August 2, 2010, Aventine issued a press release pursuant to Rule 135c under the Securities Act in connection with the proposed issuance by Aventine of the Notes to certain accredited and institutional investors in an offering exempt from the registration requirements of the Securities Act.

In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Intercreditor Agreement and Security Documents relating to the Notes

Aventine is hereby filing copies of its (i) Intercreditor Agreement, dated as of March 15, 2010, among Aventine, as borrower, each of its subsidiaries, PNC Bank, National Association, as first lien collateral agent, and Wilmington Trust FSB, as second lien collateral agent (the “Collateral Agent”); (ii) Security Agreement, dated as of March 15, 2010, by Aventine and its subsidiaries in favor of the Collateral Agent; (iii) Patent Security Agreement, dated as of March 15, 2010, by Aventine and certain of its affiliates in favor of the Collateral Agent; (iv) Trademark Security Agreement, dated as of March 15, 2010, by Aventine and certain of its affiliates in favor of the Collateral Agent; (v) Mortgage, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine to the Collateral Agent; (vi) Deed of Trust, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine to Nebraska Title Company, as trustee, and the Collateral Agent; (vii) Deed of Trust, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Nebraska Energy, L.L.C. to Nebraska Title Company, as trustee, and the Collateral Agent; and (viii) Leasehold Mortgage, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine Renewable Energy — Mt Vernon, LLC to the Collateral Agent attached as exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9, respectively.

Forward Looking Statements

Certain information included in this Current Report on Form 8-K may be deemed to be “forward looking statements” within the meaning of section 27A of the Securities Act and Section 21E of the Exchange Act, including the company’s plans to complete a private offering of $50 million of senior secured notes.  All statements, other than statements of historical facts, included in this press release, are forward looking statements.  Any forward looking statements are not guarantees of Aventine’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements.  Aventine disclaims any duty to update any forward looking statements.  Some of the factors that may cause Aventine’s actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements include the following:

•                  Its ability to obtain and maintain normal terms with vendors and service providers;

•                  Its estimates of allowed general unsecured claims, unliquidated and contingent claims and estimations of future distributions of securities and allocations of securities among various categories of claim holders;

•                  Its ability to maintain contracts that are critical to its operations;

•                  Its ability to attract and retain customers;

•                  Its ability to fund and execute its business plan and any ethanol plant expansion projects;

•                  Its ability to receive or renew permits to construct or commence operations of its proposed capacity additions in a timely manner, or at all;

•                  Laws, tariffs, trade or other controls or enforcement practices applicable to Aventine’s operations;

•                  Changes in weather and general economic conditions;

•                  Overcapacity within the ethanol, biodiesel and petroleum refining industries;

•                  Availability and costs of products and raw materials, particularly corn, coal and natural gas and the subsequent impact on margins;

•                  Its ability to raise additional capital and secure additional financing, and its ability to service its debt or comply with its debt covenants;

•                  Its ability to attract, motivate and retain key employees;

•                  Liability resulting from actual or potential future litigation; and

•                  Plant shutdowns or disruptions.

Item 9.01.      Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release of Aventine Renewable Energy Holdings, Inc., dated August 2, 2010.

99.2

Intercreditor Agreement, dated as of March 15, 2010, among Aventine Renewable Energy Holdings, Inc., as borrower, each of its subsidiaries, PNC Bank, National Association, as first lien collateral agent, and Wilmington Trust FSB, as second lien collateral agent.

99.3	Security Agreement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. and its subsidiaries in favor of Wilmington Trust FSB, as collateral agent.

99.4	Patent Security Agreement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. and certain of its affiliates in favor of Wilmington Trust FSB, as collateral agent.

99.5	Trademark Security Agreement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. and certain of its affiliates in favor of Wilmington Trust FSB, as collateral agent.

99.6

Mortgage, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. to Wilmington Trust FSB, as collateral agent.

99.7

Deed of Trust, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. to Nebraska Title Company, as trustee, and Wilmington Trust FSB, as collateral agent.

99.8

Deed of Trust, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Nebraska Energy, L.L.C. to Nebraska Title Company, as trustee, and Wilmington Trust FSB, as collateral agent.

99.9

Leasehold Mortgage, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine Renewable Energy — Mt Vernon, LLC to Wilmington Trust FSB, as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: August 2, 2010

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

	By:	/s/ William J. Brennan
		Name:	William J. Brennan
		Title:	Chief Accounting and Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Aventine Renewable Energy Holdings, Inc., dated August 2, 2010.

99.2

Intercreditor Agreement, dated as of March 15, 2010, among Aventine Renewable Energy Holdings, Inc., as borrower, each of its subsidiaries, PNC Bank, National Association, as first lien collateral agent, and Wilmington Trust FSB, as second lien collateral agent.

99.3	Security Agreement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. and its subsidiaries in favor of Wilmington Trust FSB, as collateral agent.

99.4	Patent Security Agreement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. and certain of its affiliates in favor of Wilmington Trust FSB, as collateral agent.

99.5	Trademark Security Agreement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. and certain of its affiliates in favor of Wilmington Trust FSB, as collateral agent.

99.6

Mortgage, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. to Wilmington Trust FSB, as collateral agent.

99.7

Deed of Trust, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine Renewable Energy Holdings, Inc. to Nebraska Title Company, as trustee, and Wilmington Trust FSB, as collateral agent.

99.8

Deed of Trust, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Nebraska Energy, L.L.C. to Nebraska Title Company, as trustee, and Wilmington Trust FSB, as collateral agent.

99.9

Leasehold Mortgage, Assignment, Assignment of Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of March 15, 2010, by Aventine Renewable Energy — Mt Vernon, LLC to Wilmington Trust FSB, as collateral agent.